SCHEDULE 14A
                                 (RULE 14A-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14A INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
     [ ] Preliminary Information Statement     [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   By Rule 14a-6(e)(2)).
     [X] Definitive proxy statement.
     [ ] Definitive additional materials.
     [ ] Soliciting material under Rule 14a-12.

                                 ENDOVASC, INC.
                (Name of Registrant as Specified in its Charter)

      ____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
          1)   Title of each class of securities to which transaction applies:
          2)   Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
          4)   Proposed maximum aggregate value of transaction:
          5)   Total fee paid:
     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of  the fee  is  offset  as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

                                 ENDOVASC, INC.
                            550 CLUB DRIVE, SUITE 440
                             MONTGOMERY, TEXAS 77316
                                _________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 21, 2003
                                _________________


To Our Stockholders:

     You are invited to attend our annual meeting of stockholders to be held at our corporate headquarters, 550 Club Drive, Suite 440, Montgomery, Texas, on November 21, 2003, at 2:00 PM, local time, for the following purposes.

     1. To elect one director to serve for a three-year term and until his or her successor is elected and qualified.

     2. To ratify the selection of Ham, Langston & Brezina LLP as independent auditors for the fiscal year ending June 30, 2004.

     3. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The record date for the annual meeting is October 13, 2003. Stockholders of record as of October 13, 2003 are entitled to notice of and to vote at the annual meeting. These proxy materials and the form of proxy accompanying them were first sent or given to the Company's stockholders on October 22, 2003.

     YOUR VOTE IS IMPORTANT. WE ASK YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. SIGNATURE OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE THE PROXY IF YOU LATER DECIDE TO ATTEND THE MEETING AND VOTE IN PERSON. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED IN THE NAME OF YOUR BROKER, NOMINEE OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER, NOMINEE OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        M.  Dwight  Cantrell
                                        Secretary
October 22, 2003
Montgomery, Texas

                                 ENDOVASC, INC.
                            550 CLUB DRIVE, SUITE 440
                             MONTGOMERY, TEXAS 77316
                                _________________


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                       NOVEMBER 21, 2003, AND ADJOURNMENTS
                                _________________


           APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO STOCKHOLDERS:
                                OCTOBER 22, 2003


                     SOLICITATION BY THE BOARD OF DIRECTORS

     The proxy furnished herewith, for use only at the Annual Meeting of Stockholders to be held at 2:00 PM, local time, at our corporate headquarters, 550 Club Drive, Suite 440, Montgomery, Texas on November 21, 2003, and any and all adjournments thereof, is solicited by the Board of Directors of Endovasc, Inc. (the "Company"). We are making this solicitation by mail and in person or by telephone through our officers, directors and regular employees. We may make arrangements with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. All expenses incurred in this solicitation of proxies will be paid by the Company.

     As of the date of these proxy materials, the Board of Directors is aware of the following matters that will be considered at the meeting:

     1.   The election of one director to the Board of Directors of the Company.

     2. The ratification of Ham, Langston & Brezina LLP as the Company's independent public accountants for the fiscal year ending June 30, 2004.

                                 QUORUM REQUIRED

     The presence of the holders of a majority of the issued and outstanding voting interests entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are not counted for the purpose of determining whether a quorum is present. If there are not sufficient voting interests represented at the meeting to constitute a quorum, the meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

                  VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

     Directors are elected by a plurality of the votes cast at the meeting. The nominee that receive the greatest number of votes will be elected even though the number of votes received may be less than a majority of the shares represented in person or by proxy at the meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other stockholders vote for such a nominee and a quorum is present.

     The ratification of Ham, Langston & Brezina LLP as the Company's independent public accountants requires the affirmative vote of a majority of the voting interests represented in person or by proxy at the meeting. Proxies that abstain from voting on this proposal have the same effect as a vote against this proposal. Broker non-votes will not have any effect on this proposal if a quorum is present.

     Other matters that are properly brought before the meeting will require the affirmative vote of at lease a majority of the voting interests represented in person or by proxy at the meeting. Certain matters, such as a proposed merger or amendment of our Articles of Incorporation may require a greater number of votes if they are properly brought before the meeting. We are not aware of any other matters that will be brought before the meeting at the time these Proxy Materials were mailed.

                REVOCABILITY OF PROXIES; DISCRETIONARY AUTHORITY

     Any stockholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the meeting. All properly executed proxies received by the Company and not revoked will be voted at the meeting, or any adjournment thereof, in accordance with the specifications of the stockholder. IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY, SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE DESCRIBED HEREIN AND FOR RATIFICATION OF HAM, LANGSTON & BREZINA LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR. PROXIES ALSO GRANT DISCRETIONARY AUTHORITY AS TO MATTERS PRESENTED AT THE MEETING OF WHICH THE BOARD OF DIRECTORS HAD NO NOTICE ON THE DATE HEREOF, APPROVAL OF THE MINUTES OF THE PRIOR ANNUAL MEETING AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At the close of business on October 13, 2003, the record date for the Annual Meeting, the Company had outstanding 57,950,795 shares of Common Stock, $.001 par value per share. In addition, the Company had outstanding 14,152,710 shares of its Series NDC Common Stock, $.001 par value per share. Each outstanding share of Common Stock and each outstanding share of Series NDC Common Stock is entitled to one vote with respect to the election of a director to each director positions, one vote with respect to the ratification of Ham, Langston & Brezina LLP as the Company's independent public accountants and one vote with respect to any other matter properly before the meeting. Cumulative voting is not permitted under the Company's Articles of Incorporation.

     The following table lists the beneficial ownership of shares of the Company's Common Stock and Series NDC Common Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock or Series NDC Common Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer during the last fiscal year or at any time during the year ended June 30, 2003, (iv) the four highest compensated executive officers who were serving as executive officers on June 30, 2003, (v) each person who would have been one of the four highest compensated executive officers but was not serving as an executive officer on June 30, 2003, and (vi) all directors and officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company's subsidiaries other than director's qualifying shares. Information with respect to officers, directors and their families is as of October 13, 2003 and is based on the books and records of the Company and information obtained from each individual. Information with respect to other stockholders is based upon the
Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company's principal executive office.

                                           PERCENT   SERIES NDC  PERCENT     TOTAL     PERCENT
     NAME OF                COMMON            OF       COMMON       OF       VOTING       OF
INDIVIDUAL OR GROUP         STOCK          CLASS(1)    STOCK     CLASS(2)  INTERESTS   CLASS(3)
------------------------  ----------       --------  ----------  --------  ----------  --------

INDIVIDUAL DIRECTORS AND
  NOMINEES

Dr. David P. Summers       9,800,524  (4)     16.9%   2,450,131     17.3%  12,250,655     17.0%
M. Dwight Cantrell         3,812,684           6.6%     953,171      6.7%   4,765,855      6.6%
Dr. Diane Dottavio           939,144           1.6%     234,786      1.7%   1,173,930      1.6%

ALL OFFICERS AND
  DIRECTORS AS A GROUP    14,552,352  (4)     25.0%   3,638,088     25.7%  18,190,440     25.2%

*  Less  than  1%

     (1) Based on 57,950,795 shares of Common Stock outstanding as of October 13, 2003. Any shares represented options exercisable within 60 days after October 13, 2003 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.

     (2) Based on 14,152,710 shares of Series NDC Common Stock outstanding as of October 13, 2003.

     (3) Based on 72,103,505 voting interests outstanding as of October 13, 2003. Any shares represented options exercisable within 60 days after October 13, 2003 are treated as being outstanding for the purpose of computing the percentage of class for such person but not for any other purpose.

     (4) Includes 243,000 shares beneficially owned by Dr. Summer's wife, Dorothy Summers. Dr. Summers exercises no investment or voting power over any of the shares owned by his wife, and disclaims beneficial ownership of those shares. Includes 200,000 shares subject to options exercisable within 60 days.

                              ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of three directors divided into three classes of one member each. At each Annual Meeting of Stockholders one class is elected to hold office for a term of three years. Members of the other classes continue to serve for the remainder of their respective terms. The person named below has been nominated for election to the Board of Directors at the Annual Meeting to serve as a director until 2006. The nominee currently serves as a director of the Company, and the Board of Directors believes that such nominee will be willing and able to serve. If such person is unable to serve for good cause, or is unwilling to serve for any reason, proxies will be voted for the election of another person selected by the Board of Directors of the Company. THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEE LISTED BELOW BE ELECTED BY THE STOCKHOLDERS. UNLESS OTHERWISE SPECIFIED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF FOR THE ELECTION OF THE PERSON WHOSE NAME IS LISTED IN THE FOLLOWING TABLE AS THE NOMINEE FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2006.

                   PERSON NOMINATED FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2006

                                                                                             DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                           AGE   SINCE
--------------------------------------------------------------------------------------  ---  --------

DR. DIANE DOTTAVIO                                                                       57      2003

Dr. Dottavio serves as our Vice President of Research and Development. Prior to joining us in March of 2000, Dr. Dottavio served as Senior Scientist with Leukosite, Inc., from 1994 to 1996, and as Director of Laboratory Instruction and Research at the University of Houston, from 1997 to this year. Ms. Dottavio holds a B.S. in Biology and a M.S. in Organic Chemistry from the University of New Mexico, as well as a Ph.D. in Biochemistry from the University of Texas.

THE FOLLOWING PERSONS HAVE BEEN PREVIOUSLY ELECTED AS DIRECTORS OF THE COMPANY AND WILL CONTINUE TO SERVE AFTER THE ANNUAL MEETING.

                              DIRECTORS WHOSE TERM EXPIRES IN 2004

                                                                                            DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                          AGE   SINCE
-------------------------------------------------------------------------------------  ---  --------

M. DWIGHT CANTRELL                                                                      58      1997

Mr. Cantrell serves as our Chief Financial Officer and Treasurer. Mr. Cantrell is a Certified Public Accountant and has maintained, and continues to maintain, a public accounting practice in the state of Texas since 1976. He has an extensive background in the banking and venture capital markets and is a member of the Association of Biotech Financial officers. He has served as CFO since
1997.


                              DIRECTORS WHOSE TERM EXPIRES IN 2005


                                                                                              DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                            AGE   SINCE
---------------------------------------------------------------------------------------  ---  --------

DR. DAVID P. SUMMERS                                                                      67      1996

Dr. Summers serves as our Chief Executive Officer and Chairman. Dr. Summers is a
Fellow  in  the  American  College  of  Angiology, a Fellow in the International
Society for Endovascular Surgery, and a businessman/scientist. He is a prolific inventor and has developed a number of highly sophisticated drug delivery and minimally invasive medical devices used primarily to treat cardiovascular diseases. He is the author of 50 issued patents, with numerous patents pending.
Dr.  Summers  founded  Endovasc  in 1996. Prior to Endovasc, Dr. Summers founded
American BioMed, Inc. (ABMI), a NASDAQ public company in 1984 and served as its President and CEO until June 1995. Prior, he served in various senior marketing and management positions with C. R. Bard, Inc. manufacturer and distributor of cardiovascular medical products), Karl Stortz Endoscopy (an endoscopic instrument company), and Pall Corporation (a manufacturer and distributor of blood filtration products for medical use). An engineer and inventor with over 30 years experience in drug delivery and medical device design and development, Dr. Summers received an M.B.A. in 1989 from Pepperdine University (Malibu,
California), and a doctorate in 1992 in International Business and Economics at Kennedy-Western University (Boise, Idaho). He is a member of the New York
Academy  of  Sciences,  American  Association  of  Internal  Artificial  Organs


                                        4

                                                                                              DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                                            AGE   SINCE
---------------------------------------------------------------------------------------  ---  --------

(ASIAO),  American  College  of  Physician  Inventors,  American Association for
Advancement  of Science (AAAS), Houston Inventors Association, European Vascular
Society  (EVS),  and  Senior  Member  of  Society  of  Plastic  Engineers.

     Each nominee and current director has been employed for more than five years either as shown in the foregoing table or in various executive capacities with the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held nine meetings during the fiscal year ended June 30, 2003. During that period no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (b) the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served). Since the Board of Directors consists of only three members, none of whom are independent, the Board of Directors does not have a standing Audit Committee, Nominating Committee or Compensation Committee and performs the functions of each such committee.

COMPENSATION  OF  DIRECTORS

Directors of the Company receive no compensation for their service as directors.

                               EXECUTIVE OFFICERS

     The names, ages and positions of all the executive officers of the Company as of October 13, 2003 are listed below. Except as noted below, each officer was last elected as an executive officer at the meeting of directors immediately following the last Annual Meeting of Stockholders. The term of each executive officer will expire at the meeting of directors following this Annual Meeting of Stockholders. There exist no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

                                                                              OFFICER
       NAME           AGE                      POSITION                        SINCE
       ----           ---                      --------                       -------

Dr. David P. Summers   67  President, Chairman of the Board of Directors and     1996
                           Chief Executive Officer

M. Dwight Cantrell     58  Chief Financial Officer and Treasurer                 1997

Dr. Diane Dottavio     57  Vice President of Research and Development            2003

     Each of the officers listed above has been employed by as set forth in the description contained under the heading "Election of Directors." There are no family relationships between any of the executive officers and there is no arrangement pursuant to which any executive officer is elected as an executive officer of the Company.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows the aggregate compensation paid or accrued by the Company during each of the last three fiscal years to or for (i) any individual that held the office of Chief Executive Officer during the year ended June 30, 2003 and (ii) each of the other four highest compensated executive officers.

                                   SUMMARY OF COMPENSATION

                                                                    LONG-TERM
                                         ANNUAL COMPENSATION       COMPENSATION
                                      --------------------------  ---------------

                                                        OTHER                         ALL
                              YEAR                      ANNUAL                       OTHER
NAME AND                      ENDED                    COMPEN-    OPTIONS   LTIP    COMPEN-
PRINCIPAL POSITION           JUNE 30  SALARY   BONUS  SATION(1)   GRANTED  PAYOUT  SATION(3)
---------------------------  -------  -------  -----  ----------  -------  ------  ---------

DR. DAVID P. SUMMERS            2003  $82,000    -0-  $   43,900      -0-     -0-        -0-
President and Chief             2002  $78,712    -0-         -0-      -0-     -0-        -0-
Executive Officer               2001  $75,097    -0-         -0-  200,000     -0-        -0-

M. DWIGHT CANTRELL              2003  $72,000    -0-  $   35,020      -0-     -0-        -0-
Chief Financial Officer and     2002
Treasurer                       2001

DR. DIANE DOTTAVIO              2003  $72,000    -0-  $   65,100      -0-     -0-        -0-
Vice President of Research      2002
and Development                 2001

_________________

     (1) All Other Annual Compensation consists of shares of Common Stock issued to each individual in lieu of accrued and unpaid salary.

GRANTS AND EXERCISES OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     In May 2002, the Company adopted the 2002 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan (the "2002 Plan"). The purpose of the 2002 Plan is to maintain the ability of Endovasc Inc. to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company. In addition, the 2002 Plan is intended to encourage ownership of common stock of the Company by the directors, employees and consultants of the Company and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. Subject to adjustment so that the total number of shares issuable under the 2002 Plan will equal 20% of the total number of issued and outstanding common stock of the Company, the aggregate number of shares of common stock that may be optioned, subject to conversion or issued under the 2002 Plan is 18,750,000.

     The maximum term of options granted under the 2002 Plan is ten years. The 2002 Plan permits the grant of both incentive stock options and non-qualified stock options. The aggregate fair market value of the stock with respect to which incentive stock options are first exercisable in any calendar year may not exceed $1,000,000. The exercise price of incentive stock options must be equal or greater than the fair market value of common stock on the date of grant. The exercise price of incentive stock options granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock must be at least 110% of the fair market value of such stock on the date of grant, and the term of these options cannot exceed five years.

     Non-qualified stock options or warrants, restricted common stock and/or convertible preferred stock may also be granted under the 2002 Plan. The terms of these issuances are determined based on the sole discretion of the Company's Board of Directors, who administers the 2002 Plan.

     In May 2003, the Company adopted the 2003 Stock Compensation Plan (the "2003 Plan") in order to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company. Under the 2003 Plan, the Company may award up to 10,000,000 shares of its common stock or options to purchase its common stock to the directors, employees and consultants of the Company. All terms of the common stock options or warrants granted under the Plan are at the discretion of the Board of Directors but will expire not more than ten years from the date of grant.

                    OPTION/SAR EXERCISES DURING THE YEAR ENDED JUNE 30, 2003
                                       AND YEAR-END VALUES

                                            NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED IN-THE-
                                                 OPTIONS AT                MONEY OPTIONS AT
                                                JUNE 30, 2003               JUNE 30, 2003

                                          --------------------------  --------------------------
                       SHARES
                      ACQUIRED
                         ON      VALUE
NAME                  EXERCISE  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------  --------  --------  -----------  -------------  -----------  -------------

DR. DAVID P. SUMMERS       -0-       -0-      200,000            -0-          -0-            -0-
M. DWIGHT CANTRELL         -0-       -0-          -0-            -0-          -0-            -0-
DR. DIANE DOTTAVIO         -0-       -0-          -0-            -0-          -0-            -0-

EMPLOYMENT  CONTRACTS

     We have entered into an employment agreement with Dr. David P. Summers. We entered into a three-year employment contract with Dr. Summers in 1996, providing for annual compensation of $150,000 in cash and equity interests. The original term of this contract has expired, but the term has been renewed annually for a one-year period each June since its original expiration.

         TRANSACTIONS WITH MANAGEMENT AND CERTAIN BUSINESS RELATIONSHIPS

     During the year ended June 30, 2002, Dr. David P. Summers and M. Dwight Cantrell transferred 1,900,000 and 1,100,000 shares respectively of Common Stock owned by them to the Company in exchange for a note payable to stockholders to provide the Company enough Common Stock to meet the conversion rights of outstanding Preferred Stock. During the 3rd quarter of fiscal year 2002, the Company issued 6,850,000 shares of Common Stock as repayment of these notes payable to the stockholders. The number of shares issued for repayment was greater than the number of shares that each officer transferred to the Company because the market price of such shares had declined between the date that the shares were transferred to the Company and the date that the promissory notes were redeemed. All transactions were recorded by the Company based on the fair market value of the Common Stock on the date of the transaction, which resulted in no effect to the statement of operations.

     During the year ended June 30, 2002, the Company repaid outstanding indebtedness to Dr. Summers in the amount of $365,000 with the issuance of 5,800,000 shares of Common Stock and was indebted to Dr. Summers in the amount of $58,000 as of June 30, 2002. During the year ended June 30, 2003, Dr. Summers advanced an additional $793,000 to the Company which was partially repaid by the Company. As of June 30, 2003, the Company owed Dr. Summers an aggregate of $680,000, which amount is due on demand, non-interest bearing and is not secured.

     The Company believes that all transactions between the Company and its officers, directors and employees described above are on terms no less favorable to the Company than could have been obtained from unaffiliated parties under similar circumstances other than certain advances received from Dr. David Summers which are non-interest bearing.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each officer and each director of the Company is required by Section 16 of the Securities Exchange Act of 1934 to report to the Securities Exchange Commission all transactions in the Company's Common Stock within a specified time period. The officers and directors of the Company have failed to file the necessary reports as of October 13, 2003 and are in the process of filing all delinquent reports. The following table sets forth the number of delinquent reports and unreported transactions for each of the persons listed.

                                              DELINQUENT   UNREPORTED
                                 NAME          REPORTS    TRANSACTIONS
                          ------------------  ----------  ------------

                          DR. DAVID SUMMERS            5            24
                          M. DWIGHT CANTRELL           4            10
                          DR. DIANE DOTTAVIO           4             8

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has appointed Ham, Langston & Brezina LLP as independent public accountants of the Company for the year ending June 30, 2004. So far as is known to the Company, neither such firm nor any of its associates has any relationship with the Company or any affiliate of the Company other than the usual relationship that exists between independent public accountants and clients. Although invited by the Board of Directors, a representative of Ham, Langston & Brezina LLP will not be present at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT THE APPOINTMENT OF HAM, LANGSTON & BREZINA LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30,2004 BE RATIFIED BY THE STOCKHOLDERS. UNLESS OTHERWISE INDICATED, ALL PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR SUCH RATIFICATION AT THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. The ratification of Ham, Langston & Brezina LLP as the independent public accountants of the Company will not be binding on the Company and the Audit Committee may select a new firm to act as the independent public accountants of the Company at any time in their discretion. An adverse vote will be considered a direction to the Audit Committee to select other independent public accountants in the following year.

AUDIT  FEES

     The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's financial statements for the fiscal year ended June 30, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $25,000. The aggregate fees billed for professional services rendered by the Company's independent auditors for the audit of the Company's financial statements for the fiscal year ended June 30, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $23,000.

AUDIT-RELATED  FEES

     Except as set forth above, the Company was not billed by the Company's principal independent accountant for assurance or related services in connection with the audits of the Company's financial statements during the last two fiscal years.

TAX  FEES

     The Company was not billed by the Company's principal independent accountant for tax compliance, tax advice or tax planning during the last two fiscal years.

ALL  OTHER  FEES

     The aggregate fees billed for all other professional services rendered by the Company's independent auditors were $21,000 for the year ended June 30, 2003 and $10,000 for the year ended June 30, 2002. Such fees in the year ended June 30, 2003 consisted of the preparation and review of the quarterly financial statements.

PRE-APPROVAL  PROCESS

     The Board of Directors meets with the principal independent auditors at least once each year to establish the scope and cost of the annual audit. The Company's principal outside auditors are not authorized perform other services for the Company without the express prior approval of the Board of Directors, which approval was obtained in connection with all non-audit services during the year ended June 30, 2003.

                     FORM 10-K FOR YEAR ENDED JUNE 30, 2003

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-K UPON RECEIPT OF A REQUEST THEREFOR. SUCH REQUESTS SHOULD BE DIRECTED TO:

                         M. DWIGHT CANTRELL
                         550 CLUB DRIVE, SUITE 440
                         MONTGOMERY, TEXAS 77316
                         (936) 582-5920

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

     Stockholders may submit proposals for the 2004 Annual Meeting by sending such proposals to the attention of the Corporate Secretary. In order to be considered for inclusion in the proxy statement for the 2004 Annual Meeting, such proposals should be received by the Company on or before June 24, 2004. Any matter to be proposed by a stockholder must be submitted to the Secretary of the Company at its principal address at least 30 days and not more than 60 days prior to the meeting to be properly before the meeting.

                                       By Order of the Board of Directors,


                                       M. Dwight Cantrell
                                       Secretary

Dated: Montgomery, Texas
       October 22, 2003

                             FORM OF PROXY ADDENDUM

                                 ENDOVASC, INC.
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 21, 2003
                               COMMON STOCK PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints M. Dwight Cantrell and Rob Johnson, and each of them, the attorneys and proxies of the undersigned (each with power to act without the other and with power of substitution) to vote, as designated on the reverse side, all shares of Common Stock, $.001 par value, of Endovasc, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 550 Club Drive, Suite 440, Montgomery, Texas at 2:00 pm CST on November 21, 2003 and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

     THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED ON THE REVERSE SIDE HEREOF. IF NO CHOICE IS MARKED, THE UNDERSIGNED GRANTS THE PROXIES DISCRETIONARY AUTHORITY WITH RESPECT TO THE ELECTION OF DIRECTORS AND PROPOSAL
2. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE AND FOR PROPOSAL 2.

     Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Stockholders is hereby acknowledged.

       (Please sign proxy on reverse side and return in enclosed envelope)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED BELOW AND "FOR" PROPOSAL 2.

1.     Election of Diane Dottavio as a Director

       FOR                            [ ]
       WITHHOLD  AUTHORITY            [ ]

2. Approval of Ham, Langston & Brezina LLP as independent public accountants of the Company.

       FOR                            [ ]
       AGAINST                        [ ]
       ABSTAIN                        [ ]

In their discretion the Proxies are authorized to vote upon (a) any matters as to which the Board of Directors did not have notice as of September 3, 2003, (b) approval of minutes of the prior meeting (c) matters incident to the conduct of the meeting.

Date:  __________________     Printed Name of Stockholder:  ____________________

                              Signature:  ______________________________________
                                                 signature must be exactly as
                                                 the name of the stockholder
                                                 appears on the certificate
                                                 representing shares of the
                                                 Company's stock.